UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2025

SYNERGY CHC CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-42374	99-0379440
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

865 Spring Street, Westbrook, Maine	04092
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (207) 321-2350

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	SNYR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Resignation

On September 22, 2025, Scott Woodburn, a member of the Board of Directors (the “Board”) of Synergy CHC Corp. (the “Company”), notified the Board that he was resigning from the Board, including all committees of the Board, in connection with his appointment as Head of Strategic Partnerships for the Company. Mr. Woodburn did not resign due to any disagreement with the Company, its board of directors or its management regarding any matters relating to the Company’s operations, policies or practices.

Director Appointment

On September 22, 2025, the Board appointed Teresa Thompson to fill the resulting vacancy created by Mr. Woodburn’s resignation. Ms. Thompson will fill the vacancies created on the Company’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee created by Mr. Woodburn’s resignation. Ms. Thompson was not appointed pursuant to any arrangement or understanding between her and any other persons. In addition, Ms. Thompson has entered into an indemnification agreement with the Company, the form of which was previously filed as Exhibit 10.38 to the Registration Statement on Form S-1 filed with the Securities & Exchange Commission on June 28, 2024. Ms. Thompson will receive annual cash compensation of $25,000 per year and an annual equity award of $25,000 per year for her service as a director.

From September 1986 to June 2025, Ms. Thompson served as a pharmacy OTC buyer for Costco Wholesale, where she was primarily responsible for overseeing Costco U.S.’s vitamins and supplements. Ms. Thompson was appointed to the Board because of her experience in the vitamin and supplement market, as well as her vast experience in the retail industry.

A press release announcing Mr. Woodburn’s appointment as Head of Strategic Partnerships and Ms. Thompson’s appointment to the Board is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated September 22, 2025
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2025

SYNERGY CHC CORP.

	By:	/s/ Jack Ross
	Name:	Jack Ross
	Title:	Chief Executive Officer

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